Exhibits

SUB-ITEM 77C
SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

A special meeting of shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) was held on March 12, 2014.

The details of the voting with respect to each Proposal are shown below. Each Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposals:

Proposal 1: To elect Trustees to the Board of Trustees of the Trust.

Tim E. Bentsen
Affirmative Votes	Objecting Votes	Abstaining Votes
1,458,657,147.458	0.000	20,279,356.809

Ashi S. Parikh
Affirmative Votes	Objecting Votes	Abstaining Votes
1,458,244,497.972	0.000	20,692,006.295

Proposal 2: To approve an amendment to the Trust’s Agreement and Declaration of Trust.

Affirmative Votes	Objecting Votes	Abstaining Votes
1,069,350,705.720	57,212,101.541	15,395,254.603

Proposal 3: To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments  (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
International Equity Fund	1,368,794.969	11,608.346	1,208.980
Corporate Bond Fund	7,212,907.891	57,129.636	48,503.947
Intermediate Bond Fund	17,111,758.192	1,300,332.779	164,430.049
Limited Duration Fund	676,438.964	0.000	0.000
Seix Floating Rate High Income Fund	529,622,452.552	15,403,023.021	5,991,650.314
Seix High Yield Fund	124,475,332.375	664,251.666	109,926.801
Short-Term Bond Fund	3,506,854.939	7,203.096	1,004.000
U.S. Government Securities Fund	1,269,642.156	63,626.029	25,418.353
Ultra-Short Bond Fund	6,305,724.336	87,308.397	128,058.065
Georgia Tax-Exempt Bond Fund	10,494,140.265	70,924.107	7,043.000
High Grade Municipal Bond Fund	2,259,490.792	140,046.055	20,618.000
Investment Grade Tax-Exempt Bond Fund	34,273,810.594	610,771.139	263,690.168
North Carolina Tax-Exempt Bond Fund	3,568,434.985	0.000	0.000
Short-Term Municipal Bond Fund	1,851,089.674	6,042.352	62,203.104
Virginia Intermediate Municipal Bond Fund	10,753,061.291	36,474.000	3,879.908

Proposal 4: To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
International Equity Fund	1,371,263.266	9,098.049	1,250.980
Corporate Bond Fund	7,245,265.181	24,596.100	48,680.193
Intermediate Bond Fund	18,121,129.926	298,407.530	156,983.564
Limited Duration Fund	676,438.964	0.000	0.000
Seix Floating Rate High Income Fund	540,374,171.826	4,472,518.743	6,170,435.318
Seix High Yield Fund	125,045,511.361	96,514.555	107,484.926
Short-Term Bond Fund	3,511,915.035	2,143.000	1,004.000
Total Return Bond Fund	40,843,115.931	609,231.706	708,673.416
U.S. Government Securities Fund	1,319,457.156	13,811.029	25,418.353
Ultra-Short Bond Fund	6,438,356.312	74,338.272	8,396.214
Georgia Tax-Exempt Bond Fund	10,538,598.497	26,465.875	7,043.000
High Grade Municipal Bond Fund	2,327,400.407	64,382.718	28,371.722
Investment Grade Tax-Exempt Bond Fund	34,593,204.819	299,049.228	256,017.854
North Carolina Tax-Exempt Bond Fund	3,568,434.985	0.000	0.000
Short-Term Municipal Bond Fund	1,858,574.959	0.000	60,760.138
Virginia Intermediate Municipal Bond Fund	10,762,285.291	27,250.000	3,879.908

Proposal 6: To approve a new subadvisory agreement between the Adviser and Certium Asset Management LLC, on behalf of the International Equity Fund and International Equity Index Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
International Equity Fund	1,377,797.266	2,564.049	1,250.980

Proposal 7: To approve a new subadvisory agreement between the Adviser and Seix Investment Advisors LLC, on behalf of the Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Corporate Bond Fund	7,226,404.712	42,584.569	49,552.193
Intermediate Bond Fund	18,091,972.232	301,479.265	183,069.523
Limited Duration Fund	676,438.964	0.000	0.000
Seix Floating Rate High Income Fund	542,520,010.432	2,170,811.123	6,326,304.332
Seix High Yield Fund	124,969,254.447	154,883.332	125,373.063
Short-Term Bond Fund	3,507,165.510	3,909.000	3,987.525
Total Return Bond Fund	40,765,970.711	683,755.471	711,294.871
U.S. Government Securities Fund	1,319,457.156	13,811.029	25,418.353
Ultra-Short Bond Fund	6,441,026.088	70,403.193	9,661.517
Georgia Tax-Exempt Bond Fund	10,496,810.231	68,254.141	7,043.000
High Grade Municipal Bond Fund	2,322,173.951	67,125.174	30,855.722
Investment Grade Tax-Exempt Bond Fund	34,542,314.936	332,519.662	272,015.916
North Carolina Tax-Exempt Bond Fund	3,568,434.985	0.000	0.000
Short-Term Municipal Bond Fund	1,828,738.115	3,031.911	87,565.104
Virginia Intermediate Municipal Bond Fund	10,762,285.291	27,250.000	3,879.908

A special meeting of shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) was held on March 31, 2014.

The details of the voting with respect to each Proposal are shown below. Each Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposals:

Proposal 3: To approve approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
High Income Fund	44,495,917.255	3,807,939.822	1,852,716.056
Aggressive Growth Allocation Strategy	981,206.654	19,745.371	7,967.000
Growth Allocation Strategy	2,734,664.505	25,015.000	14,761.000

Proposal 4: To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Select Large Cap Growth Stock Fund	579,446.617	7,170.278	11,626.589
High Income Fund	46,464,200.437	1,859,986.110	1,832,386.836
Aggressive Growth Allocation Strategy	993,552.327	5,675.000	9,691.698
Growth Allocation Strategy	2,752,951.505	9,435.000	12,054.000

Proposal 7: To approve a new subadvisory agreement between the Adviser and Seix Investment Advisors LLC, on behalf of the Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
High Income Fund	45,639,117.513	1,708,696.803	2,808,699.067

Proposal 8: To approve a new subadvisory agreement between the Adviser and Silvant Capital Management LLC, on behalf of the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund, and Small Cap Growth Stock Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Select Large Cap Growth Stock Fund	572,472.154	13,768.214	12,003.616

A special meeting of shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) was held on April 16, 2014.

The details of the voting with respect to each Proposal are shown below. Each Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposals:

Proposal 3: To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
U.S Government Securities Ultra-Short Bond Fund	92,245,028.477	29,695,408.124	3,106,117.587
Moderate Allocation Strategy	5,548,868.148	343,123.224	230,802.695

Proposal 4: To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Large Cap Growth Stock Fund	14,041,316.766	231,661.906	417,340.154
U.S Government Securities Ultra-Short Bond Fund	94,076,967.353	28,063,892.383	2,905,694.702
Moderate Allocation Strategy	5,741,707.317	224,312.005	156,775.245

Proposal 7: To approve a new subadvisory agreement between the Adviser and Seix Investment Advisors LLC, on behalf of the Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
U.S Government Securities Ultra-Short Bond Fund	93,594,731.589	28,269,115.394	3,182,707.455

Proposal 8: To approve a new subadvisory agreement between the Adviser and Silvant Capital Management LLC, on behalf of the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund, and Small Cap Growth Stock Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Large Cap Growth Stock Fund	13,978,404.942	269,199.316	442,714.568

A special meeting of shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) was held on April 23, 2014.

The details of the voting with respect to each Proposal are shown below. Each Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposals:

Proposal 3: To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Small Cap Value Equity Fund	37,585,538.563	5,761,386.067	525,640.273
Core Bond Fund	9,864,281.114	175,845.456	121,122.085

Proposal 4: To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Aggressive Growth Stock Fund	799,270.464	81,567.592	42,435.801
Small Cap Value Equity Fund	43,045,499.921	302,247.663	524,817.569
Core Bond Fund	9,980,073.571	58,816.306	122,358.778

Proposal 5: To approve a new subadvisory agreement between RidgeWorth Investments and Ceredex Value Advisors, LLC.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Small Cap Value Equity Fund	42,542,823.834	792,680.480	537,060.839

Proposal 7: To approve a new subadvisory agreement between the Adviser and Seix Investment Advisors LLC, on behalf of the Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Core Bond Fund	9,965,334.549	72,683.328	123,230.778

A special meeting of shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) was held on April 30, 2014.

The details of the voting with respect to each Proposal are shown below. Each Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposals:

Proposal 3: To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Large Cap Value Equity Fund	45,985,224.017	2,370,522.234	1,521,586.594

Proposal 4: To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Large Cap Value Equity Fund	47,165,522.291	1,203,736.307	1,508,074.997

Proposal 5: To approve a new subadvisory agreement between RidgeWorth Investments and Ceredex Value Advisors, LLC.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Large Cap Value Equity Fund	46,953,380.395	1,226,984.429	1,696,968.271

Proposal 9: To approve a new subadvisory agreement between RidgeWorth Investments and Zevenbergen Capital Investments LLC.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Aggressive Growth Stock Fund	874,795.542	92,087.465	47,582.497

A special meeting of shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) was held on May 14, 2014.

The details of the voting with respect to each Proposal are shown below. Each Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposals:

Proposal 3: To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
International Equity Index Fund	4,381,912.282	136,360.028	383,296.786
Large Cap Growth Stock Fund	14,482,917.238	574,416.642	722,559.126
Select Large Cap Growth Stock Fund	525,492.388	109,971.448	13,169.116

Proposal 4: To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
International Equity Index Fund	4,455,300.094	65,488.794	380,780.208
Mid-Cap Value Equity Fund	96,371,087.015	1,432,280.032	8,323,421.995
Conservative Allocation Strategy	1,910,995.287	54,991.496	148,467.184

Proposal 5: To approve a new subadvisory agreement between RidgeWorth Investments and Ceredex Value Advisors, LLC.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Mid-Cap Value Equity Fund	95,683,696.955	1,573,796.473	8,869,296.364

Proposal 6: To approve a new subadvisory agreement between the Adviser and Certium Asset Management LLC, on behalf of the International Equity Fund and International Equity Index Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
International Equity Index Fund	4,448,512.528	74,929.785	378,126.783

A special meeting of shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) was held on May 21, 2014.

The details of the voting with respect to each Proposal are shown below. Each Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposals:

Proposal 3: To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Mid Cap Value Equity Fund	93,121,537.373	5,820,519.702	9,075,014.324
Limited-Term Federal Mortgage Securities Fund	578,086.410	27,730.354	61,792.572
Short-Term U.S Treasury Securities Fund	526,296.438	148,846.794	35,617.482

Proposal 4: To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Limited-Term Federal Mortgage Securities Fund	575,265.310	24,197.454	68,146.572
Short-Term U.S Treasury Securities Fund	544,319.843	145,243.544	21,197.577

Proposal 7: To approve a new subadvisory agreement between the Adviser and Seix Investment Advisors LLC, on behalf of the Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Limited-Term Federal Mortgage Securities Fund	572,991.310	26,471.454	68,146.572
Short-Term U.S Treasury Securities Fund	551,638.152	143,224.794	15,897.768

A special meeting of shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) was held on May 28, 2014.

The details of the voting with respect to each Proposal are shown below. Each Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposals:

Proposal 3: To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Small Cap Growth Stock Fund	4,835,081.637	298,441.885	377,866.283

Proposal 4: To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Small Cap Growth Stock Fund	5,006,354.940	175,204.432	329,830.433

Proposal 8: To approve a new subadvisory agreement between the Adviser and Silvant Capital Management LLC, on behalf of the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund, and Small Cap Growth Stock Fund.

Fund	Affirmative Votes	Objecting Votes	Abstaining Votes
Small Cap Growth Stock Fund	5,005,662.505	167,121.766	338,605.534

SUB-ITEM 77M
MERGERS

On May 20, 2014, the Registrant’s Board of Trustees approved a reorganization of the RidgeWorth Short-Term U.S. Treasury Securities Fund (the “Selling Fund”) into the RidgeWorth U.S. Government Securities Ultra-Short Bond Fund  (the “Acquiring Fund”), another series of the Registrant.  Effective July 31, 2014, each shareholder of the A Shares, C Shares and I Shares of the Selling Fund became a shareholder of the Acquiring Fund, and received I Shares of the Acquiring Fund in an amount equal in value to the shares of the Selling Fund the shareholder had immediately before the Reorganization.  No shareholder vote was required with respect to the reorganization.

SUB-ITEM 77O:
TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3
[provided separately -- please include the 10f-3 transaction reports also sent with this document.]

Exhibits 77Q1 77M(g)

[provided separately -- please include the Plan of Reorganization also sent with this document.]